UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As previously reported on a Current Report on Form 8-K filed on December 11, 2012, on December 6, 2012, Tesoro Logistics Northwest Pipeline LLC (“Tesoro Northwest”) and Tesoro Logistics Operations LLC (“TLO”), subsidiaries of the Partnership, each entered into definitive agreements with subsidiaries of Chevron Corporation. Tesoro Northwest agreed to purchase, for $315 million, Chevron Pipe Line Company’s Northwest Products System, which consists of the Northwest Product Pipeline, a 760-mile Federal Energy Regulatory Commission (“FERC”)-regulated common carrier products pipeline extending from Salt Lake City, Utah to Spokane, Washington, and a separate 5-mile jet fuel pipeline to the Salt Lake City International Airport. TLO also agreed to purchase, for $85 million, the Boise and Pocatello, Idaho and Pasco, Washington refined products terminals from Northwest Terminalling Company. The assets purchased under the definitive agreements are referred to herein as the “Northwest Products System.” The closing of the transaction is subject to regulatory approval and is expected to occur during the first quarter of 2013. We intend to fund the purchase price through the offering of common units.

The audited combined statements of revenues and direct expenses of the Northwest Products System for the nine months ended September 30, 2012 and the year ended December 31, 2011, including the related report of the independent auditor, and the unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of December 31, 2011 and September 30, 2012, are attached as Exhibits 99.1 and 99.2, respectively, hereto.

The unaudited pro forma condensed combined consolidated financial statements and accompanying notes of the Partnership as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011, are attached as Exhibit 99.3 hereto.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the nine months ended September 30, 2012 and the year ended December 31, 2011, a copy of which is filed as Exhibit 99.1 to the Current Report on
Form 8-K.

Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of September 30, 2012 and December 31, 2011, a copy of which is filed as Exhibit 99.2 to the Current Report on Form 8-K.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined consolidated financial statements of the Partnership as of and for the nine months ended September 30, 2012 and the year ended December 31, 2011, a copy of which is filed as Exhibit 99.3 to the Current Report on
Form 8-K.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the nine months ended September 30, 2012 and the year ended December 31, 2011.

99.2	Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of September 30, 2012 and December 31, 2011.

99.3	Unaudited pro forma condensed combined consolidated financial statements and accompanying notes of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2013

TESORO LOGISTICS LP

By: Tesoro Logistics GP, LLC Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the nine months ended September 30, 2012 and the year ended December 31, 2011.

99.2	Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of September 30, 2012 and December 31, 2011.

99.3	Unaudited pro forma condensed combined consolidated financial statements and accompanying notes of Tesoro Logistics LP as of and for the nine months ended September 30, 2012 and for the year ended December 31, 2011.

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